UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 27, 2008


                            TALON INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                   1-13669                    95-4654481
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)



            21900 BURBANK BLVD., SUITE 270
              WOODLAND HILLS, CALIFORNIA                          91367
       (Address of Principal Executive Offices)                (Zip Code)


                                 (818) 444-4100
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02         DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;  ELECTION  OF
                  DIRECTORS;   APPOINTMENT  OF  CERTAIN  OFFICERS;  COMPENSATORY
                  ARRANGEMENTS OF CERTAIN OFFICERS.

     APPOINTMENT OF NEW PRINCIPAL ACCOUNTING OFFICER

         On March 27, 2008, we announced that David A. Hunter has been appointed as Vice President, Corporate Controller and as our principal accounting officer, effective February 22, 2008. A copy of the press release announcing Mr. Hunter's appointment is attached hereto as Exhibit 99.1.

         David A. Hunter (age 42) joined Talon International, Inc. in December 2007 as corporate controller. Mr. Hunter has extensive experience in both public and private accounting. Prior to Talon, he served as the director of accounting and financial reporting for Walt Disney Studios. Before Disney, he served as a manager of accounting and analysis at WellPoint's Blue Cross of California division in its individual and small group practice before joining its financial operations practice. He is a certified public accountant with experience in the international accounting firm of Deloitte & Touche LLP, where he served as a manager in the audit and assurance practice. Mr. Hunter obtained his Bachelor of Science in Accounting from California Lutheran University.

         There are no understandings or arrangements between Mr. Hunter and any other person pursuant to which Mr. Hunter was selected as an officer of the company. Mr. Hunter does not have any family relationship with any director, executive officer or person nominated or chosen by our Board of Directors to become a director or executive officer. Other than his employment with us, Mr. Hunter did not have any material interest, direct or indirect, in any material transaction to which we were a party since January 1, 2007, or which is presently proposed.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  99.1 Press release dated March 27, 2008 issued by Talon International, Inc.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TALON INTERNATIONAL, INC.



Date:    March 27, 2008            By:      /S/ LONNIE SCHNELL
                                      ------------------------------------------
                                         Lonnie Schnell, Chief Executive Officer


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